Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
ACQUISITIONS

NOTE 2 — ACQUISITIONS

UCI International, Inc.

On November 29, 2010, UCI International, Inc. entered into a Merger Agreement by and among UCI International, Inc., Rank Group Limited (“Rank Group”), and Uncle Acquisition 2010 Corp pursuant to which Uncle Acquisition 2010 Corp agreed to be merged with and into UCI International, Inc., with UCI International, Inc. continuing as the surviving corporation and an affiliate of Rank Group. On January 26, 2011, Holdings, through its indirect subsidiary Uncle Acquisition 2010 Corp, acquired 100% of the outstanding stock of UCI International for a purchase price of $375.0 million and assumed the indebtedness of UCI International (the “UCI Acquisition”). There was no contingent consideration payable.

Funding for the purchase consideration and the refinancing of certain UCI International borrowings that were assumed was provided through a combination of an equity contribution of $320.0 million, additional borrowings, advances from Rank Group and existing cash. See Note 12 for a discussion of the repayment of UCI’s 2010 Credit Facility (as defined in Note 12), the redemption and discharge of UCI International’s Senior PIK Notes (as defined in Note 12) and the UCI Acquisition financing. The UCI Acquisition and transactions consummated to repay and terminate certain UCI International borrowings that were assumed are collectively referred to as the “Transactions.”

The values of the acquired assets and assumed liabilities reflect the allocation of the aggregate purchase price of $375.0 million in accordance with ASC 805, “Business Combinations.” Following a business combination, Holdings has a period of not more than twelve months from the date of the acquisition to finalize the acquisition date fair values of acquired assets and assumed liabilities, including valuations of identifiable intangible assets and property, plant and equipment. The determination of fair values of acquired intangible assets and property, plant and equipment involved a variety of assumptions, including estimates associated with remaining useful lives. At December 31, 2011, amounts presented for the UCI Acquisition have been finalized.

The following table reconciles the preliminary fair value of the assets acquired and liabilities assumed as initially reported to the final fair value of the assets acquired and liabilities assumed adjusted for measurement period adjustments (in millions):

	January 26, 2011 (As Initially Reported)	Measurement Period Adjustments	January 26, 2011 (As Adjusted)
Cash and cash equivalents	$189.7	$—	$189.7
Accounts receivable	265.4	—	265.4
Inventories	164.2	0.5	164.7
Other current assets	15.9	(0.2)	15.7
Restricted cash	16.3	—	16.3
Property, plant and equipment	162.2	(0.3)	161.9
Intangible assets (excluding goodwill)	437.5	10.5	448.0
Other long-term assets	9.2	—	9.2
Accounts payable	(104.3)	—	(104.3)
Short-term borrowings	(0.7)	—	(0.7)
Accrued expenses and other current liabilities	(136.7)	3.1	(133.6)
Long-term debt (including current maturities)	(784.7)	—	(784.7)
Pension and other postretirement liabilities	(79.9)	0.4	(79.5)
Deferred tax liabilities	(89.5)	(7.5)	(97.0)
Other long-term liabilities	(5.5)	0.5	(5.0)

Net assets acquired before goodwill on acquisition	59.1	7.0	66.1
Goodwill on acquisition	315.9	(7.0)	308.9

Net assets acquired	$375.0	$—	$375.0

The measurement period adjustments reflect new information obtained about facts and circumstances that existed at the UCI Acquisition date, primarily related to the completion of valuations of identifiable intangible assets, inventories, property, plant and equipment, unfavorable leases, litigation contingencies and the related deferred income taxes. Accordingly, the carrying amounts of these accounts were retrospectively adjusted as of January 26, 2011. The impact of the retrospective adjustments made in the Successor year ended December 31, 2011 was not material to Holdings’ quarterly results of operations or cash flows from the UCI Acquisition date through December 31, 2011 and, therefore, were reflected in the operating results in the quarter of adjustment.

Merger and acquisition related costs of $11.3 million incurred during the Successor year ended December 31, 2011, are included in a separate line item on the consolidated income statements. During the Predecessor period January 1, 2011 through January 25, 2011, UCI International incurred seller side merger and acquisition costs of $5.2 million. Debt issue costs related to the acquisition financing totaled $22.5 million.

As discussed in Note 1, Holdings was formed on November 26, 2010 for the purpose of consummating the acquisition of UCI International and, consequently, has no financial statements as of and for periods prior to that date. Prior to the UCI Acquisition, Holdings generated no revenue and only incurred merger and acquisition related costs and debt issuance costs of $1.3 million during the Successor period November 26, 2010 through December 31, 2010 in anticipation of the UCI Acquisition.

The following table presents pro forma financial information of the combined entity as though the UCI Acquisition occurred on January 1, 2010 (in millions):

	Year Ended December 31,
	2011	2010
Net sales	$989.0	$945.0
Net income	$0.5	$16.3

The pro forma results of operations have been prepared for comparative purposes only and include certain adjustments to actual financial results. The adjustments include presenting interest expense as if the Transactions had occurred on January 1, 2010, revising estimated amortization and depreciation expense as a result of intangibles and property, plant and equipment acquired being measured at fair value and revising pension expense. The pro forma results of operations were also adjusted to exclude (1) $16.5 million of merger and acquisition costs, (2) $5.9 million of debt commitment fees, (3) $15.1 million of stock-based compensation expense relating to equity incentive awards that vested upon the change in control of UCI International, (4) the loss of $24.2 million on early extinguishment of debt and (5) $16.4 million of higher cost of goods sold resulting from the increase in inventory to fair value over the historical carrying value of acquired inventories as required under purchase accounting. The pro forma results of operations do not purport to be indicative of the results of operations that would have actually resulted had the acquisition occurred on the date indicated or that may result in the future.

Honeywell Automotive Parts Services (Shanghai) Co., Ltd.

On July 29, 2011, UCI International, through its indirect wholly-owned subsidiary, UCI (Shanghai) Trading Company Limited (“UCI (Shanghai)”), acquired certain assets from Honeywell Automotive Parts Services (Shanghai) Co., Ltd. (“FRAM China”) for a purchase price of $1.5 million. The acquired assets principally consisted of inventory, property, plant and equipment and intangible assets.